Press Release November 6, 2013

HollyFrontier Corporation Reports Quarterly Net Income

Dallas, Texas, November 6, 2013 ‑‑ HollyFrontier Corporation (NYSE:HFC) (“HollyFrontier” or the “Company”) today reported third quarter net income attributable to HollyFrontier stockholders of $82.3 million or $0.41 per diluted share for the quarter ended September 30, 2013, compared to $600.4 million or $2.94 per diluted share for the quarter ended September 30, 2012.

For the third quarter, net income attributable to our stockholders decreased by $518.1 million compared to the same period of 2012, principally reflecting lower third quarter refining margins. Refinery gross margins were $10.64 per produced barrel, a 65% decrease compared to $30.55 for the third quarter of 2012. Production levels averaged approximately 436,000 barrels per day (“BPD”) and crude oil charges averaged approximately 417,000 BPD for the current quarter. Operating expenses for the quarter were $256.3 million or $5.53 per barrel compared to $233.9 million or $5.11 per barrel for the third quarter of last year.

HollyFrontier’s President & CEO, Mike Jennings, commented, “Contraction in the Brent to WTI differential continued to squeeze inland refined product margins from prior year highs, resulting in a year-over-year decrease in third quarter earnings. In addition, higher crude oil prices and elevated RIN costs negatively affected our capture of benchmark refining margins during the third quarter. Looking forward, we see continued growth in North American crude oil production and are confident that our geographic proximity and ability to process both light and heavy crude streams will create attractive opportunities, even as transportation logistics and related crude differentials are rationalized."

For the third quarter of 2013, net cash provided by operations totaled $350.6 million. During the period, we declared $0.30 regular and $0.50 special dividends to shareholders totaling approximately $160.0 million. At September 30, 2013, our combined balance of cash and short-term investments totaled $2.0 billion and our consolidated debt was $1.0 billion. Our debt, exclusive of Holly Energy Partners' debt, which is nonrecourse to HollyFrontier, was $190.5 million at September 30, 2013. We had no cash borrowings or outstanding principal under our credit facility during the quarter.

The Company has scheduled a webcast conference call for today, November 6, 2013, at 8:30 AM Eastern Time to discuss third quarter financial results. This webcast may be accessed at: https://event.webcasts.com/starthere.jsp?ei=1022776. An audio archive of this webcast will be available using the above noted link through November 20, 2013.

HollyFrontier Corporation, headquartered in Dallas, Texas, is an independent petroleum refiner and marketer that produces high-value light products such as gasoline, diesel fuel, jet fuel and other specialty products. HollyFrontier operates through its subsidiaries a 135,000 barrels per stream day (“bpsd”) refinery located in El Dorado, Kansas, two refinery facilities with a combined capacity of 125,000 bpsd located in Tulsa, Oklahoma, a 100,000 bpsd refinery located in Artesia, New Mexico, a 52,000 bpsd refinery located in Cheyenne, Wyoming and a 31,000 bpsd refinery in Woods Cross, Utah. HollyFrontier markets its refined products principally in the Southwest U.S., the Rocky Mountains extending into the Pacific Northwest and in other neighboring Plains states. A subsidiary of HollyFrontier also owns a 39% interest (including the general partner interest) in Holly Energy Partners, L.P.

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: The statements in this press release relating to matters that are not historical facts are “forward-looking statements” based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in the Company’s markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, effects of governmental and environmental regulations and policies, the availability and cost of financing to the Company, the effectiveness of the Company’s capital investments and marketing strategies, the Company’s efficiency in carrying out construction projects, the ability of the Company to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any future acquired operations, the possibility of terrorist attacks and the consequences of any such attacks, general economic conditions and other financial, operational and legal risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

RESULTS OF OPERATIONS

Financial Data (all information in this release is unaudited)

	Three Months Ended September 30,		Change from 2012
	2013	2012	Change	Percent
	(In thousands, except per share data)
Sales and other revenues	$5,327,122	$5,204,798	$122,324	2%
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	4,809,990	3,898,736	911,254	23
Operating expenses (exclusive of depreciation and amortization)	256,318	233,859	22,459	10
General and administrative expenses (exclusive of depreciation and amortization)	28,937	28,787	150	1
Depreciation and amortization	82,127	65,112	17,015	26
Total operating costs and expenses	5,177,372	4,226,494	950,878	22
Income from operations	149,750	978,304	(828,554)	(85)
Other income (expense):
Earnings (loss) of equity method investments	159	852	(693)	(81)
Interest income	1,482	2,219	(737)	(33)
Interest expense	(13,954)	(21,103)	7,149	(34)
	(12,313)	(18,032)	5,719	(32)
Income before income taxes	137,437	960,272	(822,835)	(86)
Income tax provision	48,528	349,622	(301,094)	(86)
Net income	88,909	610,650	(521,741)	(85)
Less net income attributable to noncontrolling interest	6,619	10,277	(3,658)	(36)
Net income attributable to HollyFrontier stockholders	$82,290	$600,373	$(518,083)	(86)%
Earnings per share attributable to HollyFrontier stockholders:
Basic	$0.41	$2.95	$(2.54)	(86)%
Diluted	$0.41	$2.94	$(2.53)	(86)%
Cash dividends declared per common share	$0.80	$1.15	$(0.35)	(30)%
Average number of common shares outstanding:
Basic	199,098	202,655	(3,557)	(2)%
Diluted	199,509	203,532	(4,023)	(2)%
EBITDA	$225,417	$1,033,991	$(808,574)	(78)%

	Nine Months Ended September 30,		Change from 2012
	2013	2012	Change	Percent
	(In thousands, except per share data)
Sales and other revenues	$15,333,759	$14,943,217	$390,542	3%
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	13,059,333	11,767,417	1,291,916	11
Operating expenses (exclusive of depreciation and amortization)	798,959	698,212	100,747	14
General and administrative expenses (exclusive of depreciation and amortization)	92,135	88,421	3,714	4
Depreciation and amortization	224,381	178,162	46,219	26
Total operating costs and expenses	14,174,808	12,732,212	1,442,596	11
Income from operations	1,158,951	2,211,005	(1,052,054)	(48)
Other income (expense):
Earnings (loss) of equity method investments	(871)	2,455	(3,326)	(135)
Interest income	3,791	3,360	431	13
Interest expense	(55,068)	(81,360)	26,292	(32)
Loss on early extinguishment of debt	(22,109)	—	(22,109)	—
Gain on sale of marketable securities	—	326	(326)	(100)
	(74,257)	(75,219)	962	(1)
Income before income taxes	1,084,694	2,135,786	(1,051,092)	(49)
Income tax provision	386,665	775,746	(389,081)	(50)
Net income	698,029	1,360,040	(662,011)	(49)
Less net income attributable to noncontrolling interest	25,089	24,472	617	3
Net income attributable to HollyFrontier stockholders	$672,940	$1,335,568	$(662,628)	(50)%
Earnings per share attributable to HollyFrontier stockholders:
Basic	$3.33	$6.46	$(3.13)	(48)%
Diluted	$3.33	$6.44	$(3.11)	(48)%
Cash dividends declared per common share	$2.40	$2.40	$—	—%
Average number of common shares outstanding:
Basic	201,109	205,768	(4,659)	(2)%
Diluted	201,486	206,654	(5,168)	(3)%
EBITDA	$1,357,372	$2,367,476	$(1,010,104)	(43)%

Balance Sheet Data

	September 30,	December 31,
	2013	2012
	(In thousands)
Cash, cash equivalents and investments in marketable securities	$1,956,648	$2,393,401
Working capital	$2,516,187	$2,815,821
Total assets	$10,498,644	$10,328,997
Long-term debt	$999,884	$1,336,238
Total equity	$6,796,150	$6,642,658

Segment Information

Our operations are organized into two reportable segments, Refining and HEP. Our operations that are not included in the Refining and HEP segments are included in Corporate and Other. Intersegment transactions are eliminated in our consolidated financial statements and are included in Consolidations and Eliminations. The Refining segment includes the operations of our El Dorado, Tulsa, Navajo, Cheyenne and Woods Cross refineries and NK Asphalt and involves the purchase and refining of crude oil and wholesale and branded marketing of refined products, such as gasoline, diesel fuel, jet fuel, specialty lubricant products, and specialty and modified asphalt. The petroleum products are primarily marketed in the Mid-Continent, Southwest and Rocky Mountain regions of the United States and northern Mexico. Additionally, specialty lubricant products produced at our Tulsa West facility are marketed throughout North America and are distributed in Central and South America. NK Asphalt manufactures and markets asphalt and asphalt products in Arizona, New Mexico, Oklahoma, Kansas, Missouri, Texas and northern Mexico.

The HEP segment involves all of the operations of HEP, a consolidated variable interest entity, which owns and operates logistics assets consisting of petroleum product and crude oil pipelines and terminal, tankage and loading rack facilities in the Mid-Continent, Southwest and Rocky Mountain regions of the United States. Revenues are generated by charging tariffs for transporting petroleum products and crude oil through its pipelines and by charging fees for terminalling petroleum products and other hydrocarbons, and storing and providing other services at its storage tanks and terminals. The HEP segment also includes a 75% interest in the UNEV Pipeline (an HEP consolidated subsidiary) and a 25% interest in the SLC Pipeline. Revenues from the HEP segment are earned through transactions with unaffiliated parties for pipeline transportation, rental and terminalling operations as well as revenues relating to pipeline transportation services provided for our refining operations.

	Refining	HEP	Corporate and Other	Consolidations and Eliminations	Consolidated Total
	(In thousands)
Three Months Ended September 30, 2013
Sales and other revenues	$5,314,954	$77,625	$257	$(65,714)	$5,327,122
Depreciation and amortization	$61,553	$19,042	$1,739	$(207)	$82,127
Income (loss) from operations	$144,508	$34,481	$(28,701)	$(538)	$149,750
Capital expenditures	$92,918	$14,238	$8,230	$—	$115,386

Three Months Ended September 30, 2012
Sales and other revenues	$5,192,649	$72,570	$352	$(60,773)	$5,204,798
Depreciation and amortization	$47,555	$12,971	$4,793	$(207)	$65,112
Income (loss) from operations	$973,837	$36,876	$(31,861)	$(548)	$978,304
Capital expenditures	$70,069	$5,683	$3,765	$—	$79,517

Nine Months Ended September 30, 2013
Sales and other revenues	$15,294,261	$229,230	$1,054	$(190,786)	$15,333,759
Depreciation and amortization	$172,166	$48,410	$4,426	$(621)	$224,381
Income (loss) from operations	$1,145,487	$102,347	$(87,319)	$(1,564)	$1,158,951
Capital expenditures	$231,416	$31,099	$23,674	$—	$286,189

Nine Months Ended September 30, 2012
Sales and other revenues	$14,908,033	$207,250	$653	$(172,719)	$14,943,217
Depreciation and amortization	$133,087	$38,683	$7,013	$(621)	$178,162
Income (loss) from operations	$2,200,564	$100,918	$(88,889)	$(1,588)	$2,211,005
Capital expenditures	$171,865	$29,302	$6,370	$—	$207,537

September 30, 2013
Cash, cash equivalents and investments in marketable securities	$40	$11,220	$1,945,388	$—	$1,956,648
Total assets	$7,285,965	$1,413,368	$2,129,518	$(330,207)	$10,498,644
Long-term debt	$—	$809,391	$205,943	$(15,450)	$999,884

December 31, 2012
Cash, cash equivalents and investments in marketable securities	$2,101	$5,237	$2,386,063	$—	$2,393,401
Total assets	$6,702,872	$1,426,800	$2,531,967	$(332,642)	$10,328,997
Long-term debt	$—	$864,673	$487,472	$(15,907)	$1,336,238

Refining Operating Data

The following tables set forth information, including non-GAAP performance measures about our refinery operations. The cost of products and refinery gross margin do not include the effect of depreciation and amortization. Reconciliations to amounts reported under GAAP are provided under “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” below.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Mid-Continent Region (El Dorado and Tulsa Refineries)
Crude charge (BPD) (1)	248,130	256,850	231,490	252,110
Refinery throughput (BPD) (2)	264,900	278,990	252,630	270,380
Refinery production (BPD) (3)	257,410	268,310	246,120	262,830
Sales of produced refined products (BPD)	261,270	246,360	239,080	249,320
Sales of refined products (BPD) (4)	274,350	248,690	263,430	253,050
Refinery utilization (5)	95.4%	98.8%	89.0%	97.0%

Average per produced barrel (6)
Net sales	$120.09	$121.83	$118.30	$120.19
Cost of products (7)	107.61	92.84	99.89	96.49
Refinery gross margin	12.48	28.99	18.41	23.70
Refinery operating expenses (8)	4.93	4.71	5.59	4.72
Net operating margin	$7.55	$24.28	$12.82	$18.98

Refinery operating expenses per throughput barrel (9)	$4.86	$4.16	$5.29	$4.35

Feedstocks:
Sweet crude oil	71%	69%	72%	70%
Sour crude oil	8%	9%	5%	8%
Heavy sour crude oil	15%	14%	15%	15%
Other feedstocks and blends	6%	8%	8%	7%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	47%	50%	46%	47%
Diesel fuels	33%	26%	32%	29%
Jet fuels	6%	10%	8%	10%
Fuel oil	1%	1%	1%	1%
Asphalt	3%	2%	3%	2%
Lubricants	4%	5%	4%	5%
LPG and other	6%	6%	6%	6%
Total	100%	100%	100%	100%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Southwest Region (Navajo Refinery)
Crude charge (BPD) (1)	100,950	101,480	92,470	91,890
Refinery throughput (BPD) (2)	110,380	110,080	102,010	100,558
Refinery production (BPD) (3)	107,770	108,810	98,910	98,980
Sales of produced refined products (BPD)	108,420	106,370	96,940	97,470
Sales of refined products (BPD) (4)	112,660	110,760	107,490	102,450
Refinery utilization (5)	101.0%	101.5%	92.5%	91.9%

Average per produced barrel (6)
Net sales	$119.68	$122.16	$119.23	$123.64
Cost of products (7)	113.17	92.26	103.96	97.37
Refinery gross margin	6.51	29.90	15.27	26.27
Refinery operating expenses (8)	5.15	5.14	5.84	5.57
Net operating margin	$1.36	$24.76	$9.43	$20.70

Refinery operating expenses per throughput barrel (9)	$5.06	$4.97	$5.55	$5.40

Feedstocks:
Sweet crude oil	13%	2%	8%	2%
Sour crude oil	69%	75%	72%	78%
Heavy sour crude oil	10%	16%	11%	11%
Other feedstocks and blends	8%	7%	9%	9%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	50%	52%	50%	52%
Diesel fuels	40%	36%	39%	37%
Fuel oil	6%	7%	6%	6%
Asphalt	2%	2%	2%	2%
LPG and other	2%	3%	3%	3%
Total	100%	100%	100%	100%

Rocky Mountain Region (Cheyenne and Woods Cross Refineries)
Crude charge (BPD) (1)	67,830	75,040	69,170	73,660
Refinery throughput (BPD) (2)	72,960	82,030	74,800	81,550
Refinery production (BPD) (3)	70,630	79,500	72,330	79,650
Sales of produced refined products (BPD)	71,690	81,200	72,650	79,360
Sales of refined products (BPD) (4)	73,110	83,080	75,560	81,590
Refinery utilization (5)	81.7%	90.4%	83.3%	88.7%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Rocky Mountain Region (Cheyenne and Woods Cross Refineries)
Average per produced barrel (6)
Net sales	$117.87	$120.44	$114.30	$117.51
Cost of products (7)	107.67	84.35	95.57	88.87
Refinery gross margin	10.20	36.09	18.73	28.64
Refinery operating expenses (8)	8.25	6.30	7.94	6.30
Net operating margin	$1.95	$29.79	$10.79	$22.34

Refinery operating expenses per throughput barrel (9)	$8.11	$6.24	$7.71	$6.13

Feedstocks:
Sweet crude oil	43%	51%	43%	44%
Sour crude oil	1%	2%	1%	2%
Heavy sour crude oil	35%	28%	34%	33%
Black wax crude oil	14%	11%	14%	11%
Other feedstocks and blends	7%	8%	8%	10%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	54%	56%	54%	55%
Diesel fuels	32%	31%	32%	31%
Fuel oil	2%	2%	1%	2%
Asphalt	5%	7%	6%	6%
LPG and other	7%	4%	7%	6%
Total	100%	100%	100%	100%

Consolidated
Crude charge (BPD) (1)	416,910	433,370	393,130	417,660
Refinery throughput (BPD) (2)	448,240	471,100	429,440	452,488
Refinery production (BPD) (3)	435,810	456,620	417,360	441,460
Sales of produced refined products (BPD)	441,380	433,930	408,670	426,150
Sales of refined products (BPD) (4)	460,120	442,530	446,480	437,090
Refinery utilization (5)	94.1%	97.8%	88.7%	94.3%

Average per produced barrel (6)
Net sales	$119.62	$121.66	$117.81	$120.48
Cost of products (7)	108.98	91.11	100.09	95.28
Refinery gross margin	10.64	30.55	17.72	25.20
Refinery operating expenses (8)	5.53	5.11	6.07	5.21
Net operating margin	$5.11	$25.44	$11.65	$19.99

Refinery operating expenses per throughput barrel (9)	$5.44	$4.71	$5.77	$4.91

Feedstocks:
Sweet crude oil	52%	50%	52%	49%
Sour crude oil	22%	23%	20%	22%
Heavy sour crude oil	17%	17%	17%	16%
Black wax crude oil	2%	2%	3%	2%
Other feedstocks and blends	7%	8%	8%	11%
Total	100%	100%	100%	100%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Consolidated
Sales of produced refined products:
Gasolines	49%	51%	49%	50%
Diesel fuels	35%	29%	34%	31%
Jet fuels	4%	6%	4%	6%
Fuel oil	2%	3%	2%	2%
Asphalt	3%	3%	3%	3%
Lubricants	2%	3%	2%	3%
LPG and other	5%	5%	6%	5%
Total	100%	100%	100%	100%

(1)	Crude charge represents the barrels per day of crude oil processed at our refineries.

(2)	Refinery throughput represents the barrels per day of crude and other refinery feedstocks input to the crude units and other conversion units at our refineries.

(3)	Refinery production represents the barrels per day of refined products yielded from processing crude and other refinery feedstocks through the crude units and other conversion units at our refineries.

(4)	Includes refined products purchased for resale.

(5)	Represents crude charge divided by total crude capacity (BPSD). Our consolidated crude capacity is 443,000 BPSD.

(6)
Represents average per barrel amount for produced refined products sold, which is a non-GAAP measure. Reconciliations to amounts reported under GAAP are provided under “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” below.

(7)	Transportation, terminal and refinery storage costs billed from HEP are included in cost of products.

(8)	Represents operating expenses of our refineries, exclusive of depreciation and amortization and pension settlement costs.

(9)	Represents refinery operating expenses, exclusive of depreciation and amortization and pension settlement costs, divided by refinery throughput.

Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles

Reconciliations of earnings before interest, taxes, depreciation and amortization (“EBITDA”) to amounts reported under generally accepted accounting principles in financial statements.

Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income attributable to HollyFrontier stockholders plus (i) interest expense, net of interest income, (ii) income tax provision, and (iii) depreciation and amortization. EBITDA is not a calculation provided for under accounting principles generally accepted in the United States; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants.

Set forth below is our calculation of EBITDA.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(In thousands)

Net income attributable to HollyFrontier stockholders	$82,290	$600,373	$672,940	$1,335,568
Add income tax provision	48,528	349,622	386,665	775,746
Add interest expense (1)	13,954	21,103	77,177	81,360
Subtract interest income	(1,482)	(2,219)	(3,791)	(3,360)
Add depreciation and amortization	82,127	65,112	224,381	178,162
EBITDA	$225,417	$1,033,991	$1,357,372	$2,367,476

(1) Includes loss on early extinguishment of debt of $22.1 million for the nine months ended September 30, 2013.

Reconciliations of refinery operating information (non-GAAP performance measures) to amounts reported under generally accepted accounting principles in financial statements.

Refinery gross margin and net operating margin are non-GAAP performance measures that are used by our management and others to compare our refining performance to that of other companies in our industry. We believe these margin measures are helpful to investors in evaluating our refining performance on a relative and absolute basis.

Refinery gross margin per barrel is the difference between average net sales price and average cost of products per barrel of produced refined products. Net operating margin per barrel is the difference between refinery gross margin and refinery operating expenses per barrel of produced refined products. These two margins do not include the effect of depreciation and amortization. Each of these component performance measures can be reconciled directly to our consolidated statements of income.

Other companies in our industry may not calculate these performance measures in the same manner.

Refinery Gross and Net Operating Margins

Below are reconciliations to our consolidated statements of income for (i) net sales, cost of products and operating expenses, in each case averaged per produced barrel sold, and (ii) net operating margin and refinery gross margin. Due to rounding of reported numbers, some amounts may not calculate exactly.

Reconciliations of refined product sales from produced products sold to total sales and other revenues

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(Dollars in thousands, except per barrel amounts)

Consolidated
Average sales price per produced barrel sold	$119.62	$121.66	$117.81	$120.48
Times sales of produced refined products (BPD)	441,380	433,930	408,670	426,150
Times number of days in period	92	92	273	274
Refined product sales from produced products sold	$4,857,405	$4,856,857	$13,143,698	$14,067,859

Total refined product sales from produced products sold	$4,857,405	$4,856,857	$13,143,698	$14,067,859
Add refined product sales from purchased products and rounding (1)	214,892	100,674	1,281,251	376,813
Total refined product sales	5,072,297	4,957,531	14,424,949	14,444,672
Add direct sales of excess crude oil (2)	200,073	187,196	758,847	378,036
Add other refining segment revenue (3)	42,584	47,922	110,465	85,325
Total refining segment revenue	5,314,954	5,192,649	15,294,261	14,908,033
Add HEP segment sales and other revenues	77,625	72,570	229,230	207,250
Add corporate and other revenues	257	352	1,054	653
Subtract consolidations and eliminations	(65,714)	(60,773)	(190,786)	(172,719)
Sales and other revenues	$5,327,122	$5,204,798	$15,333,759	$14,943,217

Reconciliation of average cost of products per produced barrel sold to total cost of products sold

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(Dollars in thousands, except per barrel amounts)
Consolidated
Average cost of products per produced barrel sold	$108.98	$91.11	$100.09	$95.28
Times sales of produced refined products (BPD)	441,380	433,930	408,670	426,150
Times number of days in period	92	92	273	274
Cost of products for produced products sold	$4,425,347	$3,637,253	$11,166,732	$11,125,379

Total cost of products for produced products sold	$4,425,347	$3,637,253	$11,166,732	$11,125,379
Add refined product costs from purchased products sold and rounding (1)	213,114	100,078	1,253,932	377,476
Total cost of refined products sold	4,638,461	3,737,331	12,420,664	11,502,855
Add crude oil cost of direct sales of excess crude oil (2)	198,885	182,252	744,806	367,795
Add other refining segment cost of products sold (4)	37,257	38,817	81,413	67,259
Total refining segment cost of products sold	4,874,603	3,958,400	13,246,883	11,937,909
Subtract consolidations and eliminations	(64,613)	(59,664)	(187,550)	(170,492)
Costs of products sold (exclusive of depreciation and amortization)	$4,809,990	$3,898,736	$13,059,333	$11,767,417

Reconciliation of average refinery operating expenses per produced barrel sold to total operating expenses

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(Dollars in thousands, except per barrel amounts)
Consolidated
Average refinery operating expenses per produced barrel sold	$5.53	$5.11	$6.07	$5.21
Times sales of produced refined products (BPD)	441,380	433,930	408,670	426,150
Times number of days in period	92	92	273	274
Refinery operating expenses for produced products sold	$224,556	$203,999	$677,211	$608,346

Total refinery operating expenses for produced products sold	$224,556	$203,999	$677,211	$608,346
Add refining segment pension settlement costs	—	—	23,773	—
Add other refining segment operating expenses and rounding (5)	10,206	8,858	29,213	28,127
Total refining segment operating expenses	234,762	212,857	730,197	636,473
Add HEP segment operating expenses	21,687	21,323	69,726	61,724
Add corporate and other costs	225	33	87	33
Subtract consolidations and eliminations	(356)	(354)	(1,051)	(18)
Operating expenses (exclusive of depreciation and amortization)	$256,318	$233,859	$798,959	$698,212

Reconciliation of net operating margin per barrel to refinery gross margin per barrel to total sales and other revenues

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(Dollars in thousands, except per barrel amounts)
Consolidated
Net operating margin per barrel	$5.11	$25.44	$11.65	$19.99
Add average refinery operating expenses per produced barrel	5.53	5.11	6.07	5.21
Refinery gross margin per barrel	10.64	30.55	17.72	25.20
Add average cost of products per produced barrel sold	108.98	91.11	100.09	95.28
Average sales price per produced barrel sold	$119.62	$121.66	$117.81	$120.48
Times sales of produced refined products (BPD)	441,380	433,930	408,670	426,150
Times number of days in period	92	92	273	274
Refined product sales from produced products sold	$4,857,405	$4,856,857	$13,143,698	$14,067,859

Total refined product sales from produced products sold	$4,857,405	$4,856,857	$13,143,698	$14,067,859
Add refined product sales from purchased products and rounding (1)	214,892	100,674	1,281,251	376,813
Total refined product sales	5,072,297	4,957,531	14,424,949	14,444,672
Add direct sales of excess crude oil (2)	200,073	187,196	758,847	378,036
Add other refining segment revenue (3)	42,584	47,922	110,465	85,325
Total refining segment revenue	5,314,954	5,192,649	15,294,261	14,908,033
Add HEP segment sales and other revenues	77,625	72,570	229,230	207,250
Add corporate and other revenues	257	352	1,054	653
Subtract consolidations and eliminations	(65,714)	(60,773)	(190,786)	(172,719)
Sales and other revenues	$5,327,122	$5,204,798	$15,333,759	$14,943,217

(1)	We purchase finished products when opportunities arise that provide a profit on the sale of such products, or to meet delivery commitments.

(2)
We purchase crude oil that at times exceeds the supply needs of our refineries. Quantities in excess of our needs are sold at market prices to purchasers of crude oil that are recorded on a gross basis with the sales price recorded as revenues and the corresponding acquisition cost as inventory and then upon sale as cost of products sold. Additionally, at times we enter into buy/sell exchanges of crude oil with certain parties to facilitate the delivery of quantities to certain locations that are netted at carryover cost.

(3)	Other refining segment revenue includes the incremental revenues associated with NK Asphalt and miscellaneous revenue.

(4)	Other refining segment cost of products sold includes the incremental cost of products for NK Asphalt and miscellaneous costs.

(5)	Other refining segment operating expenses include the marketing costs associated with our refining segment and the operating expenses of NK Asphalt.

FOR FURTHER INFORMATION, Contact:

Douglas S. Aron, Executive Vice President and
Chief Financial Officer
Julia Heidenreich, Vice President
Investor Relations
HollyFrontier Corporation
214/954-6510